                                                                    EXHIBIT 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 333-117738 and No. 333-31762) of Merck & Co., Inc. of our report dated October 17, 2003 relating to the financial statements and supplemental schedule of the Merial 401(k) Savings Plan which appears in this Form 11-K.



/s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
Atlanta, Georgia
June 10, 2005